2nd QUARTER 2021 SUPPLEMENTAL INFORMATION Retail Opportunity Investments Corp. 11250 El Camino Real, Suite 200 San Diego, CA 92130 www.roireit.net

Our Company Retail Opportunity Investments Corp. (Nasdaq: ROIC), is a fully integrated, self-managed real estate investment trust (REIT) that specializes in the acquisition, ownership and management of grocery-anchored shopping centers located in densely populated, metropolitan markets across the West Coast. As of June 30, 2021, ROIC owned 87 shopping centers encompassing approximately 10 million square feet. ROIC is the largest publicly-traded, grocery-anchored shopping center REIT focused exclusively on the West Coast. ROIC is a member of the S&P SmallCap 600 Index and has investment-grade corporate debt ratings from Moody's Investor Services, S&P Global Ratings and Fitch Ratings, Inc. Additional information is available at www.roireit.net. Supplemental Information The enclosed information should be read in conjunction with ROIC's filings with the Securities and Exchange Commission, including but not limited to, its Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items under generally accepted accounting principles (“GAAP”). Non-GAAP Disclosures Funds from operations (“FFO”), is a widely-recognized non-GAAP financial measure for REITs that the Company believes when considered with financial statements presented in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs, most of which present FFO along with net income as calculated in accordance with GAAP. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income attributable to common stockholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring, sales of depreciable property and impairments, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures. The Company uses cash net operating income (“NOI”) internally to evaluate and compare the operating performance of the Company’s properties. The Company believes cash NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level, and when compared across periods, can be used to determine trends in earnings of the Company’s properties as this measure is not affected by the non-cash revenue and expense recognition items, the cost of the Company’s funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the Company’s ownership of properties. The Company believes the exclusion of these items from operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred in operating the Company’s properties as well as trends in occupancy rates, rental rates and operating costs. Cash NOI is a measure of the operating performance of the Company’s properties but does not measure the Company’s performance as a whole and is therefore not a substitute for net income or operating income as computed in accordance with GAAP. The Company defines cash NOI as operating revenues (base rent and recoveries from tenants), less property and related expenses (property operating expenses and property taxes), adjusted for non-cash revenue and operating expense items such as straight-line rent and amortization of lease intangibles, debt-related expenses and other adjustments. Cash NOI also excludes general and administrative expenses, depreciation and amortization, acquisition transaction costs, other expense, interest expense, gains and losses from property acquisitions and dispositions, extraordinary items, tenant improvements and leasing commissions. Other REITs may use different methodologies for calculating cash NOI, and accordingly, the Company’s cash NOI may not be comparable to other REITs. Overview Supplemental Disclosure Quarter Ended June 30, 2021 - 2 -

Page Balance Sheets……..……………………………………………………………..……………………………………………… 4 Income Statements .…………………………………………………………………………………..……..…………...……… 5 Funds From Operations …………………………………………………………………………………………………………… 6 Summary of Debt Outstanding .……………………………………………..…………………………………………………… 7 Selected Financial Analysis .……………………………………………………………………………………………………… 9 Property Dispositions ………………………….………………………...……………………………………………………… 10 Property Portfolio ………………………………………………….……………………………………………………………… 11 Same-Center Cash Net Operating Income Analysis……………………………………………………………………………… 14 Top Ten Tenants ………………….…………….………………….…………………………………………………………… 15 Lease Expiration Schedule ……………………..………………………..…….………………………………………………… 16 Leasing Summary ………………………………………………………..…............................................................................... 17 Same-Space Comparative Leasing Summary ………………………………………………………..…..................................... 18 Leased vs. Billed Summary …………………………...………….……………………..…........................................................ 19 Investor Information …………………………………………………………..………………………………………………… 20 Financial Data Portfolio Data Table of Contents Supplemental Disclosure Quarter Ended June 30, 2021 - 3 -

(unaudited, dollars in thousands, except par values and share amounts) 06/30/21 12/31/20 ASSETS: Real Estate Investments: Land 874,514$ 881,872$ Building and improvements 2,279,520 2,274,680 3,154,034 3,156,552 Less: accumulated depreciation 491,063 460,165 2,662,971 2,696,387 Mortgage note receivable 4,917 4,959 Real Estate Investments, net 2,667,888 2,701,346 Cash and cash equivalents 45,033 4,822 Restricted cash 1,978 1,814 Tenant and other receivables, net 55,733 58,756 Deposits 500 - Acquired lease intangible assets, net 45,992 50,110 Prepaid expenses 1,668 4,811 Deferred charges, net 23,597 25,655 Other assets 17,170 17,296 TOTAL ASSETS 2,859,559$ 2,864,610$ LIABILITIES: Term loan 298,706$ 298,524$ Credit facility - 48,000 Senior Notes 944,438 943,655 Mortgage notes payable 85,988 86,509 Acquired lease intangible liabilities, net 119,796 125,796 Accounts payable and accrued expenses 31,343 17,687 Tenants' security deposits 6,679 6,854 Other liabilities 42,975 46,426 TOTAL LIABILITIES 1,529,925 1,573,451 EQUITY: Common stock, $.0001 par value 500,000,000 shares authorized 12 12 Additional paid-in capital 1,539,263 1,497,662 Dividends in excess of earnings (291,839) (289,309) Accumulated other comprehensive loss (6,133) (8,812) Total Retail Opportunity Investments Corp. stockholders' equity 1,241,303 1,199,553 Non-controlling interests 88,331 91,606 TOTAL EQUITY 1,329,634 1,291,159 TOTAL LIABILITIES AND EQUITY 2,859,559$ 2,864,610$ The Company's Form 10-Q for the quarter ended June 30, 2021, and Form 10-K for the year ended December 31, 2020 should be read in conjunction with the above information. Balance Sheets Supplemental Disclosure Quarter Ended June 30, 2021 - 4 -

Income Statements

Supplemental Disclosure
Quarter Ended June 30, 2021

(unaudited, in thousands, except per share amounts)

	Three Months Ended		Six Months Ended	
	06/30/21	06/30/20	06/30/21	06/30/20
REVENUES:				
Rental revenue [(1)]	$ 70,114	$ 65,734	$ 139,018	$ 139,931
Other income	616	818	899	1,493
TOTAL REVENUES	70,730	66,552	139,917	141,424
OPERATING EXPENSES:				
Property operating	10,766	9,286	21,325	19,890
Property taxes	8,332	8,766	16,938	16,755
Depreciation and amortization	23,507	24,114	46,547	48,392
General and administrative expenses	5,232	3,929	9,607	7,873
Other expense	331	296	484	360
TOTAL OPERATING EXPENSES	48,168	46,391	94,901	93,270
Gain on sale of real estate	9,460	-	9,460	-
OPERATING INCOME	32,022	20,161	54,476	48,154
NON-OPERATING EXPENSES:				
Interest expense and other finance expenses	(14,337)	(15,125)	(28,817)	(29,982)
NET INCOME	17,685	5,036	25,659	18,172
NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTERESTS	(1,201)	(389)	(1,760)	(1,523)
NET INCOME ATTRIBUTABLE TO RETAIL OPPORTUNITY INVESTMENTS CORP.	$ 16,484	$ 4,647	$ 23,899	$ 16,649
NET INCOME PER COMMON SHARE - BASIC	$ 0.14	$ 0.04	$ 0.20	$ 0.14
NET INCOME PER COMMON SHARE - DILUTED	$ 0.14	$ 0.04	$ 0.20	$ 0.14
Weighted average common shares outstanding - basic	118,532	116,374	118,138	116,172
Weighted average common shares outstanding - diluted	127,467	126,548	127,191	126,879
[(1)] RENTAL REVENUE				
Base rents	$ 50,641	$ 51,848	$ 101,548	$ 103,954
Recoveries from tenants	16,862	16,941	34,187	34,358
Straight-line rent	294	319	312	230
Amortization of above- and below-market rent	2,214	2,522	4,446	8,000
Bad debt	103	(5,896)	(1,475)	(6,611)
TOTAL RENTAL REVENUE	$ 70,114	$ 65,734	$ 139,018	$ 139,931

The Company's Form 10-Q for the quarters ended June 30, 2021 and June 30, 2020 should be read in conjunction with the above information.

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ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Supplemental Disclosure
Quarter Ended June 30, 2021

Funds From Operations

(unaudited, in thousands, except per share amounts)

	Three Months Ended		Six Months Ended	
	06/30/21	06/30/20	06/30/21	06/30/20
Funds from Operations (FFO) [(1)] **:**				
Net income attributable to ROIC common stockholders	$ 16,484	$ 4,647	$ 23,899	$ 16,649
Adjustments:				
Depreciation and amortization expense	23,507	24,114	46,547	48,392
Gain on sale of real estate	(9,460)	-	(9,460)	-
FUNDS FROM OPERATIONS - BASIC	30,531	28,761	60,986	65,041
Net income attributable to non-controlling interests	1,201	389	1,760	1,523
FUNDS FROM OPERATIONS - DILUTED	$ 31,732	$ 29,150	$ 62,746	$ 66,564
FUNDS FROM OPERATIONS PER SHARE - BASIC	$ 0.26	$ 0.25	$ 0.52	$ 0.56
FUNDS FROM OPERATIONS PER SHARE - DILUTED	$ 0.25	$ 0.23	$ 0.49	$ 0.52
Weighted average common shares outstanding - basic	118,532	116,374	118,138	116,172
Weighted average common shares outstanding - diluted	127,467	126,548	127,191	126,879
Common dividends per share	$ 0.11	$ -	$ 0.22	$ 0.20
FFO Payout Ratio	44.0%	- %	44.9%	38.5%
Additional Disclosures:				
Non Cash Expense (Income)				
Straight line rent	$ (294)	$ (319)	$ (312)	$ (230)
Above/below market rent amortization, net	(2,214)	(2,522)	(4,446)	(8,000)
Non-cash interest expense	-	73	73	146
Deferred financing costs and mortgage premiums, net	594	529	1,185	1,055
Stock based compensation	3,233	2,168	5,296	4,024
Capital Expenditures				
Tenant improvements	$ 7,129	$ 4,836	$ 10,464	$ 10,712
Leasing commissions	600	200	956	698
Building improvements	147	214	279	443
Reimbursable property improvements	219	549	326	936
Pad and other development	4,783	1,296	7,334	4,202
Value enhancing tenant improvements	1,899	966	3,165	3,045

(1) - Funds from operations ("FFO"), is a widely-recognized non GAAP financial measure for REITs that ROIC believes, when considered with financial statements determined in accordance with GAAP, provides additional and useful means to assess its financial performance. FFO is frequently used by securities analysts, investors and other interested parties to evaluate the performance of REITs. ROIC computes FFO in accordance with the "White Paper" on FFO published by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income attributable to common shareholders (determined in accordance with GAAP) excluding gains or losses from debt restructuring and sales of property, plus real estate related depreciation and amortization, and after adjustments for partnerships and unconsolidated joint ventures.

The above does not purport to disclose all items required under GAAP.

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Summary of Debt Outstanding

Supplemental Disclosure
Quarter Ended June 30, 2021

(unaudited, dollars in thousands)

		Outstanding Balance	Interest Rate	GAAP Interest Rate	Maturity Date	Percent of Total Indebtedness
Fixed Rate Debt						
Mortgage Debt:						
Casitas Plaza Shopping Center	$	6,749	5.32%	4.20%	06/01/22	0.5%
Riverstone Marketplace		17,030	4.96%	3.80%	07/01/22	1.3%
Fullerton Crossroads		26,000	4.73%	3.82%	04/06/24	1.9%
Diamond Hills Plaza		35,500	3.55%	3.61%	10/01/25	2.7%
Total Mortgage Debt		85,279	4.33%	3.79%	2.9 Years (WA)	6.4%
Unsecured Senior Notes:						
Senior Notes Due 2023		250,000	5.00%	5.21%	12/15/23	18.7%
Senior Notes Due 2024		250,000	4.00%	4.21%	12/15/24	18.7%
Senior Notes Due 2026		200,000	3.95%	3.95%	09/22/26	15.0%
Senior Notes Due 2027		250,000	4.19%	4.19%	12/15/27	18.7%
Total Unsecured Senior Notes		950,000	4.30%	4.41%	4.4 Years (WA)	71.1%
Term Loan:						
Interest rate swaps		100,000	3.59%	3.59%	8/31/2022	7.5%
Interest rate swaps		200,000	2.74%	2.74%	8/31/2022	15.0%
Total Term Loan		300,000	3.02%	3.02%		22.5%
Total Fixed Rate Debt		**1,335,279**	**4.02%**	**4.06%**	**4.2 Years (WA)**	**100.0%**
Variable Rate Debt						
Credit Facility		-	1.00%	1.00%	02/20/24 (1)	0.0%
Term Loan		300,000			01/20/25	
Interest rate swaps - Term loan		(300,000)				
Total Variable Rate Debt		-	**1.00%**	**1.00%**	**3.6 Years (WA)**	**0.0%**
TOTAL PRINCIPAL DEBT	**$**	**1,335,279**	**4.04%**	**4.08%**	**4.1 Years (WA)**	**100.0%**
Net unamortized premiums on mortgages		872				
Net unamortized discounts on notes		(2,611)				
Net unamortized deferred financing charges (2)		(4,408)				
Total Debt	**$**	**1,329,132**				

(1) Does not include extension options available to ROIC.

(2) Net unamortized deferred financing charges for the Term Loan, Senior Notes and Mortgages.

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ROIC RETAIL OPPORTUNITY INVESTMENTS CORP

(unaudited, dollars in thousands) Summary of Principal Maturities Senior Total Principal Percentage of Credit Facility Term Loan Unsecured Notes Payments Debt Maturing -$ -$ -$ -$ 416$ 0.0% 23,129 - - - 24,132 1.8% - - - 250,000 250,686 18.8% 26,000 - - 250,000 276,708 20.7% 32,787 - 300,000 - 333,337 25.0% - - - 200,000 200,000 15.0% - - - 250,000 250,000 18.7% - - - - - 0.0% 81,916$ -$ 300,000$ 950,000$ 1,335,279$ 100.0% Summary of Unencumbered/Encumbered Properties Percentage GLA of GLA Unencumbered properties 9,440,590 94.5% Encumbered properties 552,471 5.5% 9,993,061 100.0% Summary of Unsecured Debt/Secured Debt Percentage of Total Principal Debt Unsecured principal debt 1,250,000$ 93.6% Secured principal debt 85,279 6.4% Total Principal Debt 1,335,279$ 100.0% Amount 2021 416$ Mortgage Principal 2023 686 2024 708 2025 550 2026 - 2027 - Year Payments 2022 1,003 Mortgage Principal due at Maturity 87 Thereafter - 3,363$ Number of Properties 83 4 Summary of Debt Outstanding, continued Supplemental Disclosure Quarter Ended June 30, 2021 - 8 -

Supplemental Disclosure
Quarter Ended June 30, 2021

Selected Financial Analysis

(unaudited, in thousands, except per share amounts)

	06/30/21	03/31/21	12/31/20	09/30/20	06/30/20
Debt coverage ratios, three months ending:					
Interest coverage ratio (EBITDA/interest expense)	3.2x	3.2x	3.4x	3.1x	3.0x
Debt service coverage (EBITDA/(interest expense + scheduled principal payments))	3.2x	3.1x	3.3x	3.1x	2.9x
Net principal debt (Total principal debt less cash & equivalents)/Annualized EBITDA	6.9x	7.3x	7.5x	7.3x	7.9x
Net principal debt (Total principal debt less cash & equivalents)/TTM EBITDA	6.8x	7.2x	7.1x	7.1x	7.2x
Debt/book value ratios, at period end:					
Total principal debt/total book assets	46.7%	47.4%	48.3%	49.3%	51.8%
Total principal debt/undepreciated book value	39.9%	40.7%	41.6%	42.8%	45.4%
Secured principal debt/undepreciated book value	2.5%	2.6%	2.6%	2.5%	2.5%
Market capitalization calculations, at period end:					
Common shares outstanding	120,041	117,813	117,409	117,264	116,962
Operating partnership units (OP units) outstanding	8,542	8,867	8,966	9,111	9,413
Common stock price per share	$ 17.66	$ 15.87	$ 13.39	$ 10.42	$ 11.33
Total equity market capitalization	$ 2,270,784	$ 2,010,409	$ 1,692,160	$ 1,316,827	$ 1,431,828
Total principal debt	1,335,279	1,349,428	1,383,580	1,439,228	1,569,373
TOTAL MARKET CAPITALIZATION	$ 3,606,063	$ 3,359,837	$ 3,075,740	$ 2,756,055	$ 3,001,201
Unsecured Senior Notes Financial Covenants: (1)					
Total debt to total assets not to exceed 60%	42.2%	43.0%	44.1%	45.4%	48.1%
Total secured debt to total assets not to exceed 40%	2.7%	2.7%	2.7%	2.7%	2.6%
Total unencumbered assets to total unsecured debt not to be less than 150%	267.8%	262.5%	227.5%	220.9%	207.7%
Consolidated income available for debt service to interest expense not to be less than 1.5:1	3.2x	3.1x	3.2x	3.2x	3.3x

(1) Calculated in accordance with GAAP pursuant to underlying bond indentures.

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ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

(dollars in thousands) Dispositions Date Owned Shopping Centers Location Sold Sales Amount GLA 2Q 2021 Euclid Plaza San Diego, CA 04/21/21 25,800$ 77,044 Total 2021 Dispositions 25,800$ 77,044 Property Dispositions Supplemental Disclosure Quarter Ended June 30, 2021 - 10 -

Supplemental Disclosure
Quarter Ended June 30, 2021

Property Portfolio

(dollars in thousands)

Southern California		City	State	Date Acquired	Owned GLA	% Leased		ABR [(1)]	Major Tenants
Los Angeles metro area									
Paramount Plaza	*	Paramount	CA	12/22/09	95,062	100.0%	$	1,963	Grocery Outlet Supermarket, 99¢ Only Stores, Rite Aid Pharmacy
Claremont Promenade	*	Claremont	CA	09/23/10	92,297	95.0%		2,379	Super King Supermarket
Gateway Village	*	Chino Hills	CA	12/17/10	96,959	96.3%		2,943	Sprouts Market
Seabridge Marketplace	*	Oxnard	CA	05/31/12	98,348	92.9%		1,826	Safeway (Vons) Supermarket
Glendora Shopping Center	*	Glendora	CA	08/01/12	106,535	89.8%		1,255	Albertson's Supermarket
Redondo Beach Plaza	*	Redondo Beach	CA	12/28/12	110,509	100.0%		2,366	Safeway (Vons) Supermarket, Petco
Diamond Bar Town Center	*	Diamond Bar	CA	02/01/13	100,342	100.0%		2,430	Walmart Neighborhood Market, Crunch Fitness
Diamond Hills Plaza	*	Diamond Bar	CA	04/22/13	139,505	99.1%		4,082	H-Mart Supermarket
Plaza de la Cañada	*	La Cañada Flintridge	CA	12/13/13	100,425	100.0%		2,678	Gelson's Supermarket, TJ Maxx, Rite Aid Pharmacy
Fallbrook Shopping Center	*	Los Angeles	CA	06/13/14	755,299	99.0%		13,231	Sprouts Market, Trader Joe's, Kroger (Ralph's) Supermarket[(2)], TJ Maxx
Moorpark Town Center	*	Moorpark	CA	12/03/14	133,547	87.8%		1,793	Kroger (Ralph's) Supermarket, CVS Pharmacy
Ontario Plaza	*	Ontario	CA	01/06/15	150,149	97.2%		2,383	El Super Supermarket, Rite Aid Pharmacy
Park Oaks Shopping Center	*	Thousand Oaks	CA	01/06/15	110,092	88.4%		2,469	Safeway (Vons) Supermarket, Dollar Tree
Warner Plaza	*	Woodland Hills	CA	12/31/15	110,918	86.9%		3,992	Sprouts Market, Kroger (Ralph's) Supermarket [(2)], Rite Aid Pharmacy [(2)]
Magnolia Shopping Center	*	Santa Barbara	CA	03/10/16	116,360	87.1%		2,127	Kroger (Ralph's) Supermarket
Casitas Plaza Shopping Center	*	Carpinteria	CA	03/10/16	105,118	100.0%		1,884	Albertson's Supermarket, CVS Pharmacy
Bouquet Center	*	Santa Clarita	CA	04/28/16	148,903	97.2%		3,689	Safeway (Vons) Supermarket, CVS Pharmacy, Ross Dress For Less
North Ranch Shopping Center	*	Westlake Village	CA	06/01/16	146,448	91.8%		4,810	Kroger (Ralph's) Supermarket, Trader Joe's, Rite Aid Pharmacy, Petco
The Knolls	*	Long Beach	CA	10/03/16	52,021	100.0%		1,441	Trader Joe's, Pet Food Express
The Terraces	*	Rancho Palos Verdes	CA	03/17/17	172,922	92.9%		3,474	Trader Joe's, Marshall's, LA Fitness
Los Angeles metro area total					**2,941,759**	**95.7%**	**$**	**63,215**	
Orange County metro area									
Santa Ana Downtown Plaza	*	Santa Ana	CA	01/26/10	105,536	97.1%	$	2,283	Kroger (Food 4 Less) Supermarket, Marshall's
Sycamore Creek	*	Corona	CA	09/30/10	74,198	97.0%		1,841	Safeway (Vons) Supermarket, CVS Pharmacy [(2)]
Desert Springs Marketplace	*	Palm Desert	CA	02/17/11	113,718	94.5%		2,801	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Cypress Center West	*	Cypress	CA	12/04/12	107,246	96.8%		2,124	Kroger (Ralph's) Supermarket, Rite Aid Pharmacy
Harbor Place Center	*	Garden Grove	CA	12/28/12	122,636	98.9%		1,977	AA Supermarket, Ross Dress For Less, Autozone
5 Points Plaza	*	Huntington Beach	CA	09/27/13	160,536	95.0%		4,342	Trader Joe's
Peninsula Marketplace	*	Huntington Beach	CA	10/15/13	95,416	98.8%		2,447	Kroger (Ralph's) Supermarket, Planet Fitness
Fullerton Crossroads	*	Fullerton	CA	10/11/17	219,785	98.9%		3,599	Kroger (Ralph's) Supermarket, Kohl's, Jo-Ann Fabrics and Crafts
The Village at Nellie Gail Ranch	*	Laguna Hills	CA	11/30/17	89,041	94.5%		2,890	Smart & Final Extra Supermarket
Orange Country metro area total					**1,088,112**	**97.0%**	**$**	**24,304**	
San Diego metro area									
Marketplace Del Rio	*	Oceanside	CA	01/03/11	183,787	96.0%	$	3,564	Stater Brothers Supermarket, Walgreens
Renaissance Towne Centre	*	San Diego	CA	08/03/11	53,272	90.9%		2,433	CVS Pharmacy
Bay Plaza	*	San Diego	CA	10/05/12	73,324	98.0%		2,105	Seafood City Supermarket
Bernardo Heights Plaza	*	Rancho Bernardo	CA	02/06/13	37,729	100.0%		966	Sprouts Market
Hawthorne Crossings	*	San Diego	CA	06/27/13	141,288	98.6%		3,423	Mitsuwa Supermarket, Ross Dress For Less, Staples
Creekside Plaza	*	Poway	CA	02/28/14	133,852	93.6%		3,166	Stater Brothers Supermarket, AMC Theatres
San Diego metro area total					**623,252**	**96.1%**	**$**	**15,657**	
Southern California Totals					**4,653,123**	**96.1%**	**$**	**103,176**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.
(2) These retailers are not tenants of ROIC.
*Denotes properties in same center pool for 2Q 2021.

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Supplemental Disclosure
Quarter Ended June 30, 2021

Property Portfolio, continued

(dollars in thousands)

Northern California		City	State	Date Acquired	Owned GLA	% Leased		ABR (1)	Major Tenants
San Francisco metro area									
Pleasant Hill Marketplace	*	Pleasant Hill	CA	04/08/10	69,715	100.0%	$	1,471	Total Wine and More, Buy Buy Baby, Basset Furniture
Pinole Vista Shopping Center	*	Pinole	CA	01/06/11	135,962	97.7%		3,912	SaveMart (Lucky of CA) Supermarket, Planet Fitness
Country Club Gate Center	*	Pacific Grove	CA	07/08/11	109,331	91.6%		2,192	SaveMart (Lucky of CA) Supermarket, Rite Aid Pharmacy
Marlin Cove Shopping Center	*	Foster City	CA	05/04/12	73,943	100.0%		2,572	99 Ranch Market
The Village at Novato	*	Novato	CA	07/24/12	20,081	100.0%		566	Trader Joe's, Pharmaca Pharmacy
Santa Teresa Village	*	San Jose	CA	11/08/12	127,888	99.2%		3,345	Grocery Outlet Supermarket, Dollar Tree, MedVet Silicon Valley
Granada Shopping Center	*	Livermore	CA	06/27/13	71,525	100.0%		1,502	SaveMart (Lucky of CA) Supermarket
Country Club Village	*	San Ramon	CA	11/26/13	111,093	98.9%		2,292	Walmart Neighborhood Market, CVS Pharmacy
North Park Plaza	*	San Jose	CA	04/30/14	76,697	100.0%		2,739	H-Mart Supermarket
Winston Manor	*	South San Francisco	CA	01/07/15	49,852	94.0%		1,697	Grocery Outlet Supermarket
Jackson Square	*	Hayward	CA	07/01/15	114,220	100.0%		2,371	Safeway Supermarket, CVS Pharmacy, 24 Hour Fitness
Gateway Centre	*	San Ramon	CA	09/01/15	112,553	95.3%		2,617	SaveMart (Lucky of CA) Supermarket, Walgreens
Iron Horse Plaza	*	Danville	CA	12/04/15	61,915	100.0%		2,360	Lunardi's Market
Monterey Center	*	Monterey	CA	07/14/16	25,626	93.7%		1,023	Trader Joe's, Pharmaca Pharmacy
Santa Rosa Southside Shopping Center	*	Santa Rosa	CA	03/24/17	88,606	100.0%		1,587	REI, Cost Plus World Market, DSW
Monta Loma Plaza	*	Mountain View	CA	09/19/17	48,078	94.4%		1,401	Safeway Supermarket
San Francisco metro area total					**1,297,085**	**97.9%**	**$**	**33,647**	
Sacramento metro area									
Mills Shopping Center	*	Rancho Cordova	CA	02/17/11	235,514	90.3%	$	2,790	Viva Supermarket, Ross Dress For Less (dd's Discounts), Dollar Tree
Green Valley Station	*	Cameron Park	CA	06/15/12	52,245	89.6%		973	CVS Pharmacy
Sacramento metro area total					**287,759**	**90.2%**	**$**	**3,763**	
Northern California Totals					**1,584,844**	**96.5%**	**$**	**37,410**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

*Denotes properties in same center pool for 2Q 2021.

- 12 -

Supplemental Disclosure
Quarter Ended June 30, 2021

Property Portfolio, continued

(dollars in thousands)

Pacific Northwest		City	State	Date Acquired	Owned GLA	% Leased	ABR [1]	Major Tenants
Seattle metro area								
Meridian Valley Plaza	*	Kent	WA	02/01/10	51,597	100.0%	$ 875	Kroger (QFC) Supermarket
The Market at Lake Stevens	*	Lake Stevens	WA	03/11/10	74,130	100.0%	1,682	Albertson's (Haggen) Supermarket
Canyon Park Shopping Center	*	Bothell	WA	07/29/11	123,592	100.0%	2,551	PCC Community Markets, Rite Aid Pharmacy, Petco
Hawks Prairie Shopping Center	*	Lacey	WA	09/09/11	157,529	90.0%	1,763	Safeway Supermarket, Dollar Tree, Big Lots
The Kress Building	*	Seattle	WA	09/30/11	74,616	69.2%	1,438	IGA Supermarket, TJMaxx
Gateway Shopping Center	*	Marysville	WA	02/16/12	104,298	96.1%	2,560	WinCo Foods [2], Rite Aid Pharmacy, Ross Dress For Less
Aurora Square	*	Shoreline	WA	2012/2014	108,558	97.4%	1,914	Central Supermarket, Marshall's
Canyon Crossing	*	Puyallup	WA	04/15/13	120,398	98.8%	2,784	Safeway Supermarket
Crossroads Shopping Center	*	Bellevue	WA	2010/2013	473,147	98.0%	11,881	Kroger (QFC) Supermarket, Bed Bath & Beyond, Dick's Sporting Goods
Bellevue Marketplace	*	Bellevue	WA	12/10/15	113,758	100.0%	3,426	Asian Family Market
Four Corner Square	*	Maple Valley	WA	12/21/15	119,531	100.0%	2,653	Grocery Outlet Supermarket, Walgreens, Johnsons Home & Garden
Bridle Trails Shopping Center	*	Kirkland	WA	10/17/16	110,640	100.0%	2,424	Grocery Outlet Supermarket, Rite Aid (Bartell) Pharmacy, Dollar Tree
PCC Community Markets Plaza	*	Edmonds	WA	01/25/17	34,459	100.0%	690	PCC Community Markets
Highland Hill Shopping Center	*	Tacoma	WA	05/09/17	163,926	100.0%	3,089	National Supermarket, LA Fitness, Dollar Tree, Petco
North Lynnwood Shopping Center	*	Lynnwood	WA	10/19/17	63,606	93.4%	1,022	Grocery Outlet Supermarket, Dollar Tree
Stadium Center	*	Tacoma	WA	02/23/18	48,888	100.0%	1,037	Thriftway Supermarket
Summerwalk Village	*	Lacey	WA	12/13/19	60,379	98.0%	880	Walmart Neighborhood Market
Seattle metro area total					**2,003,052**	**96.9%**	**$ 42,669**	
Portland metro area								
Happy Valley Town Center	*	Happy Valley	OR	07/14/10	138,397	100.0%	$ 3,875	New Seasons Supermarket
Wilsonville Old Town Square	*	Wilsonville	OR	2010/2012	49,937	100.0%	1,854	Kroger (Fred Meyer) Supermarket [2]
Cascade Summit Town Square	*	West Linn	OR	08/20/10	94,934	100.0%	1,918	Safeway Supermarket
Heritage Market Center	*	Vancouver	WA	09/23/10	108,054	100.0%	1,923	Safeway Supermarket, Dollar Tree
Division Crossing	*	Portland	OR	12/22/10	103,561	100.0%	1,323	Rite Aid Pharmacy, Ross Dress For Less, Ace Hardware
Halsey Crossing	*	Gresham	OR	12/22/10	99,428	100.0%	1,422	24 Hour Fitness, Dollar Tree
Hillsboro Market Center	*	Hillsboro	OR	11/23/11	156,021	100.0%	2,683	Albertson's Supermarket, Dollar Tree, Ace Hardware
Robinwood Shopping Center	*	West Linn	OR	08/23/13	70,831	100.0%	1,098	Walmart Neighborhood Market
Tigard Marketplace	*	Tigard	OR	02/18/14	136,889	100.0%	2,087	H-Mart Supermarket, Bi-Mart
Wilsonville Town Center	*	Wilsonville	OR	12/11/14	167,829	100.0%	2,972	Safeway Supermarket, Rite Aid Pharmacy, Dollar Tree
Tigard Promenade	*	Tigard	OR	07/28/15	88,043	100.0%	1,529	Safeway Supermarket
Sunnyside Village Square	*	Happy Valley	OR	07/28/15	92,278	100.0%	1,615	Grocery Outlet Supermarket, Snap Fitness, Ace Hardware
Johnson Creek Center	*	Happy Valley	OR	11/09/15	108,588	100.0%	2,308	Trader Joe's, Walgreens, Sportsman's Warehouse
Rose City Center	*	Portland	OR	09/15/16	60,680	100.0%	833	Safeway Supermarket
Division Center	*	Portland	OR	04/05/17	118,122	100.0%	2,055	Grocery Outlet Supermarket, Rite Aid Pharmacy, Petco
Riverstone Marketplace	*	Vancouver	WA	10/11/17	95,774	100.0%	2,281	Kroger (QFC) Supermarket
King City Plaza	*	King City	OR	05/18/18	62,676	76.7%	797	Grocery Outlet Supermarket
Portland metro area total					**1,752,042**	**99.2%**	**$ 32,573**	
Pacific Northwest Totals					**3,755,094**	**98.0%**	**$ 75,242**	
TOTAL SHOPPING CENTERS					**9,993,061**	**96.9%**	**$ 215,828**	

(1) ABR is equal to annualized base rent on a cash basis for all leases in-place at period end.

(2) These retailers are not tenants of ROIC.

*Denotes properties in same center pool for 2Q 2021.

- 13 -

Same-Center Cash Net Operating Income Analysis

Supplemental Disclosure
Quarter Ended June 30, 2021

(unaudited, dollars in thousands)

	Three Months Ended				Six Months Ended			
	06/30/21	06/30/20	$ Change	% Change	06/30/21	06/30/20	$ Change	% Change
Number of shopping centers included in same-center analysis (1)	87	87			87	87		
Same-center occupancy	96.9%	97.0%		(0.1)%	96.9%	97.0%		(0.1)%
REVENUES:								
Base rents	$ 50,534	$ 51,313	$ (779)	(1.5%)	$ 100,860	$ 102,909	$ (2,049)	(2.0%)
Percentage rent	(9)	120	(129)	(107.5%)	173	213	(40)	(18.8%)
Recoveries from tenants	16,699	16,608	91	0.5%	33,663	33,762	(99)	(0.3%)
Other property income	444	413	31	7.5%	554	801	(247)	(30.8)%
Bad debt	152	(5,680)	5,832	(102.7)%	(1,352)	(6,156)	4,804	(78.0)%
TOTAL REVENUES	67,820	62,774	5,046	8.0%	133,898	131,529	2,369	1.8%
OPERATING EXPENSES:								
Property operating expenses	10,916	9,806	1,110	11.3%	21,668	20,900	768	3.7%
Property taxes	8,272	8,601	(329)	(3.8)%	16,762	16,573	189	1.1%
TOTAL OPERATING EXPENSES	19,188	18,407	781	4.2%	38,430	37,473	957	2.6%
SAME-CENTER CASH NET OPERATING INCOME	**$ 48,632**	**$ 44,367**	**$ 4,265**	**9.6%**	**$ 95,468**	**$ 94,056**	**$ 1,412**	**1.5%**

SAME-CENTER CASH NET OPERATING INCOME RECONCILIATION	06/30/21	06/30/20	06/30/21	06/30/20
GAAP Operating Income	$ 32,022	$ 20,161	$ 54,476	$ 48,154
Depreciation and amortization	23,507	24,114	46,547	48,392
General and administrative expenses	5,232	3,929	9,607	7,873
Other expense	331	296	484	360
Gain on sale of real estate	(9,460)	-	(9,460)	-
Straight-line rent	(294)	(319)	(312)	(230)
Amortization of above- and below-market rent	(2,214)	(2,522)	(4,446)	(8,000)
Property revenues and other expenses (2)	(61)	(99)	(190)	(249)
TOTAL COMPANY CASH NET OPERATING INCOME	49,063	45,560	96,706	96,300
Non Same-Center Cash NOI	(431)	(1,193)	(1,238)	(2,244)
SAME-CENTER CASH NET OPERATING INCOME	**$ 48,632**	**$ 44,367**	**$ 95,468**	**$ 94,056**

(1) Same centers are those properties which were owned for the entirety of the current and comparable prior year period.
(2) Includes anchor lease termination fees net of contractual amounts, if any, expense and recovery adjustments related to prior periods and other miscellaneous adjustments.

- 14 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

(dollars in thousands) Percent Number of Leased of Total Percent of Tenant Leases GLA Leased GLA ABR Total ABR 1 Albertson's / Safeway Supermarkets 18 898,425 9.3% 11,774$ 5.5% 2 Kroger Supermarkets 11 483,455 5.0% 7,538 3.5% 3 SaveMart Supermarkets 4 187,639 1.9% 3,983 1.8% 4 Rite Aid Pharmacy 13 244,278 2.5% 3,265 1.5% 5 JP Morgan Chase 21 95,163 1.0% 3,185 1.5% 6 Marshall's / TJMaxx 6 178,195 1.8% 2,840 1.3% 7 Trader Joe's 8 96,714 1.0% 2,838 1.3% 8 Sprouts Markets 4 159,163 1.6% 2,747 1.3% 9 Ross Dress For Less / dd's Discounts 7 191,703 2.0% 2,714 1.3% 10 Grocery Outlet Supermarkets 9 194,443 2.0% 2,662 1.2% Top 10 Tenants Total 101 2,729,178 28.1% 43,546$ 20.2% Other Tenants 1,813 6,943,635 71.9% 172,282 79.8% Total Portfolio 1,914 9,672,813 100.0% 215,828$ 100.0% Top Ten Tenants Supplemental Disclosure Quarter Ended June 30, 2021 - 15 -

Supplemental Disclosure
Quarter Ended June 30, 2021

Lease Expiration Schedule

(dollars in thousands)

Anchor Tenants [(1)]

	Number of Leases Expiring [(2)]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2021	1	39,956	0.4%	536	0.2%	13.40
2022	12	374,714	3.9%	4,919	2.3%	13.13
2023	29	886,092	9.2%	14,206	6.6%	16.03
2024	15	505,124	5.2%	8,415	3.9%	16.66
2025	20	660,405	6.9%	9,117	4.2%	13.81
2026	20	690,187	7.1%	8,980	4.2%	13.01
2027	8	209,418	2.2%	2,504	1.2%	11.96
2028	15	543,746	5.6%	9,887	4.6%	18.18
2029	12	433,505	4.5%	7,976	3.7%	18.40
2030	6	226,514	2.3%	3,431	1.6%	15.15
2031+	23	836,003	8.6%	12,930	5.9%	15.47
	161	5,405,664	55.9%	$ 82,901	38.4%	$ 15.34

Non-Anchor Tenants

	Number of Leases Expiring [(2)]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2021	160	281,838	2.9%	9,683	4.5%	34.36
2022	288	591,750	6.1%	18,182	8.4%	30.73
2023	280	617,728	6.4%	19,701	9.1%	31.89
2024	264	615,577	6.4%	18,977	8.8%	30.83
2025	236	582,885	6.0%	17,449	8.1%	29.94
2026	209	524,252	5.4%	15,864	7.4%	30.26
2027	80	246,361	2.5%	6,938	3.2%	28.16
2028	56	169,653	1.7%	5,954	2.8%	35.30
2029	44	143,132	1.5%	4,608	2.1%	32.19
2030	39	117,799	1.2%	4,566	2.1%	38.76
2031+	97	376,174	4.0%	11,005	5.1%	29.16
	1,753	4,267,149	44.1%	$ 132,927	61.6%	$ 31.15

All Tenants

	Number of Leases Expiring [(2)]	Leased GLA	Percent of Total Leased GLA	Total ABR	Percent of Total ABR	ABR Per Sq. Ft.
2021	161	321,794	3.3%	10,219	4.7%	31.76
2022	300	966,464	10.0%	23,101	10.7%	23.90
2023	309	1,503,820	15.6%	33,907	15.7%	22.55
2024	279	1,120,701	11.6%	27,392	12.7%	24.44
2025	256	1,243,290	12.9%	26,566	12.3%	21.37
2026	229	1,214,439	12.5%	24,844	11.6%	20.46
2027	88	455,779	4.7%	9,442	4.4%	20.71
2028	71	713,399	7.3%	15,841	7.4%	22.25
2029	56	576,637	6.0%	12,584	5.8%	21.82
2030	45	344,313	3.5%	7,997	3.7%	23.23
2031+	120	1,212,177	12.6%	23,935	11.0%	19.72
	1,914	9,672,813	100.0%	$ 215,828	100.0%	$ 22.31

(1) Anchor tenants are leases equal to or greater than 15,000 square feet.
(2) Does not assume exercise of renewal options.

- 16 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

Leasing Summary

Supplemental Disclosure
Quarter Ended June 30, 2021

	For the Three Months Ended June 30, 2021			For the Six Months Ended June 30, 2021		
New Leases	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Number of Leases	59	-	59	100	-	100
Gross Leasable Area (sq. ft.)	116,462	-	116,462	216,393	-	216,393
Initial Base Rent ($/sq. ft.) (1)	$ 34.16	$ -	$ 34.16	$ 29.97	$ -	$ 29.97
Tenant Improvements ($/sq. ft.)	$ 4.29	$ -	$ 4.29	$ 2.33	$ -	$ 2.33
Leasing Commissions ($/sq. ft.)	$ 4.11	$ -	$ 4.11	$ 3.66	$ -	$ 3.66
Weighted Average Lease Term (Yrs.) (2)	7.1	-	7.1	7.1	-	7.1
Renewals	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Number of Leases	54	5	59	118	7	125
Gross Leasable Area (sq. ft.)	90,980	130,788	221,768	237,515	177,763	415,278
Initial Base Rent ($/sq. ft.) (1)	$ 31.99	$ 10.80	$ 19.49	$ 30.25	$ 10.64	$ 21.86
Tenant Improvements ($/sq. ft.)	$ -	$ -	$ -	$ 0.01	$ -	$ 0.01
Leasing Commissions ($/sq. ft.)	$ 0.16	$ -	$ 0.07	$ 0.06	$ -	$ 0.04
Weighted Average Lease Term (Yrs.) (2)	4.7	5.0	4.9	4.2	5.0	4.5
Total	Non-Anchor	Anchor	Total	Non-Anchor	Anchor	Total
Number of Leases	113	5	118	218	7	225
Gross Leasable Area (sq. ft.)	207,442	130,788	338,230	453,908	177,763	631,671
Initial Base Rent ($/sq. ft.) (1)	$ 33.21	$ 10.80	$ 24.54	$ 30.12	$ 10.64	$ 24.64
Tenant Improvements ($/sq. ft.)	$ 2.41	$ -	$ 1.48	$ 1.12	$ -	$ 0.81
Leasing Commissions ($/sq. ft.)	$ 2.38	$ -	$ 1.46	$ 1.78	$ -	$ 1.28
Weighted Average Lease Term (Yrs.) (2)	6.0	5.0	5.6	5.6	5.0	5.4

(1) Initial Base Rent is on a cash basis and is the initial contractual monthly rent, annualized.

(2) Does not assume exercise of renewal options.

- 17 -

Same-Space Comparative Leasing Summary

Supplemental Disclosure
Quarter Ended June 30, 2021

	For the Three Months Ended June 30, 2021			For the Six Months Ended June 30, 2021		
New Leases	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Comparative # of Leases	33	-	33	61	-	61
Comparative GLA (sq. ft.) [1]	76,879	-	76,879	133,107	-	133,107
Prior Base Rent ($/sq. ft.) [2]	$ 27.16	$ -	$ 27.16	$ 27.93	$ -	$ 27.93
Initial Base Rent ($/sq. ft.)	$ 31.46	$ -	$ 31.46	$ 31.02	$ -	$ 31.02
Percentage Change in Base Rents	15.8%	-	15.8%	11.1%	-	11.1%
Tenant Improvements ($/sq. ft.)	$ 6.38	$ -	$ 6.38	$ 3.68	$ -	$ 3.68
Leasing Commissions ($/sq. ft.)	$ 4.61	$ -	$ 4.61	$ 4.24	$ -	$ 4.24
Weighted Average Lease Term (Yrs.) [3]	6.8	-	6.8	7.1	-	7.1
Renewals	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Comparative # of Leases	54	5	59	118	7	125
Comparative GLA (sq. ft.)	90,980	130,788	221,768	237,515	177,763	415,278
Prior Base Rent ($/sq. ft.) [2]	$ 31.38	$ 10.15	$ 18.86	$ 29.46	$ 10.09	$ 21.17
Initial Base Rent ($/sq. ft.)	$ 31.99	$ 10.80	$ 19.49	$ 30.25	$ 10.64	$ 21.86
Percentage Change in Base Rents	1.9%	6.4%	3.3%	2.7%	5.4%	3.3%
Tenant Improvements ($/sq. ft.)	$ -	$ -	$ -	$ 0.01	$ -	$ 0.01
Leasing Commissions ($/sq. ft.)	$ 0.16	$ -	$ 0.07	$ 0.06	$ -	$ 0.04
Weighted Average Lease Term (Yrs.) [3]	4.7	5.0	4.9	4.2	5.0	4.5
Total	**Non-Anchor**	**Anchor**	**Total**	**Non-Anchor**	**Anchor**	**Total**
Comparative # of Leases	87	5	92	179	7	186
Comparative GLA (sq. ft.) [1]	167,859	130,788	298,647	370,622	177,763	548,385
Prior Base Rent ($/sq. ft.) [2]	$ 29.45	$ 10.15	$ 21.00	$ 28.91	$ 10.09	$ 22.81
Initial Base Rent ($/sq. ft.)	$ 31.74	$ 10.80	$ 22.57	$ 30.53	$ 10.64	$ 24.08
Percentage Change in Base Rents	7.8%	6.4%	7.5%	5.6%	5.4%	5.6%
Tenant Improvements ($/sq. ft.)	$ 2.92	$ -	$ 1.64	$ 1.33	$ -	$ 0.90
Leasing Commissions ($/sq. ft.)	$ 2.20	$ -	$ 1.24	$ 1.56	$ -	$ 1.06
Weighted Average Lease Term (Yrs.) [3]	5.6	5.0	5.4	5.3	5.0	5.2

(1) Comparative GLA includes spaces that were vacant for less than 12 months, excluding spaces that were not leased at the time of acquisition.

(2) Prior Base Rent is on a cash basis and is the final monthly rent paid, annualized, for the prior tenant or the prior lease that was renewed.

(3) Does not assume exercise of renewal options.

- 18 -

ROIC
RETAIL OPPORTUNITY INVESTMENTS CORP

(dollars in thousands) 06/30/21 03/31/21 12/31/20 09/30/20 % leased at beginning of quarter 96.9% 96.8% 96.8% 97.0% % billed at beginning of quarter 92.8% 92.8% 93.4% 94.2% ABR of new leases signed/not yet commenced - at beginning of quarter 9,554$ 8,590$ 6,855$ 5,890$ less: ABR of new leases commenced during quarter (1,928) (1,044) (929) (1,196) plus: ABR of new leases signed during quarter 2,794 2,008 2,664 2,161 ABR of new leases signed/not yet commenced - at end of quarter 10,420$ 9,554$ 8,590$ 6,855$ % leased at end of quarter 96.9% 96.9% 96.8% 96.8% % billed at end of quarter 92.4% 92.8% 92.8% 93.4% ABR of new leases commenced during quarter - actual cash received 305$ 177$ 140$ 179$ Leased vs. Billed Summary Supplemental Disclosure Quarter Ended June 30, 2021 - 19 -

Equity Research Coverage Bank of America Merrill Lynch Craig Schmidt 646.855.3640 Bank of Montreal John P. Kim 212.885.4115 Juan Sanabria 312.845.4074 Baird Wes Golladay 216.737.7510 BTIG Michael Gorman 212.738.6138 Capital One Securities, Inc. Chris Lucas 571.633.8151 Citi Michael Bilerman 212.816.1383 Katy McConnell 212.816.4471 Green Street Vince Tibone 949.640.8780 J.P. Morgan Michael W. Mueller 212.622.6689 Jefferies Linda Tsai 212.778.8011 KeyBanc Capital Markets Todd Thomas 917.368.2286 Raymond James RJ Milligan 908.447.4493 Wells Fargo Tamara Fique 617.603.4262 Fixed Income Research Coverage J.P. Morgan Mark Streeter 212.834.5086 Ratings Agency Coverage Fitch Ratings, Inc. William Kuo 609.658.7945 Moody’s Investors Service Juan Acosta 212.553.4849 S&P Global Ratings Michael Souers 212.438.2508 Investor Information Retail Opportunity Investments Corp. www.roireit.net NASDAQ: ROIC 11250 El Camino Real, Suite 200 San Diego, CA 92130 Transfer Agent: Sue Barron Computershare sue.barron@computershare.com Investor Relations: Ashley Rubino arubino@roireit.net 858.255.4913 Supplemental Disclosure Quarter Ended June 30, 2021 - 20 -